                                                                      EXHIBIT 25




                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) / /


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)


                             ANKER COAL GROUP, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     52-1990183
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                Anker Group, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                                     13-2961732
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                            Anker Energy Corporation
               (Exact name of obligor as specified in its charter)


Delaware                                                     51-0217205
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                           Bronco Mining Company, Inc.
               (Exact name of obligor as specified in its charter)


West Virginia                                                22-2094405
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                           Anker Power Services, Inc.
               (Exact name of obligor as specified in its charter)


West Virginia                                                55-0700346
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                    Anker West Virginia Mining Company, Inc.
               (Exact name of obligor as specified in its charter)


West Virginia                                                55-0699931
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                          Juliana Mining Company, Inc.
               (Exact name of obligor as specified in its charter)


West Virginia                                                55-0568083
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                            King Knob Coal Co., Inc.
               (Exact name of obligor as specified in its charter)


West Virginia                                                55-0488823
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                 Vantrans, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                                     22-2093700
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                           Melrose Coal Company, Inc.
               (Exact name of obligor as specified in its charter)


West Virginia                                                55-0746947
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                          Hawthorne Coal Company, Inc.
               (Exact name of obligor as specified in its charter)


West Virginia                                                55-0742562
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                              Upshur Property, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                                     95-4484172
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                          Heather Glen Resources, Inc.
               (Exact name of obligor as specified in its charter)


West Virginia                                                55-0746946
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                    New Allegheny Land Holding Company, Inc.
               (Exact name of obligor as specified in its charter)


West Virginia                                                31-1568515
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                          Patriot Mining Company, Inc.
               (Exact name of obligor as specified in its charter)


West Virginia                                                55-0550184
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                            Vindex Energy Corporation
               (Exact name of obligor as specified in its charter)


West Virginia                                                55-0753903
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                       Anker Virginia Mining Company, Inc.
               (Exact name of obligor as specified in its charter)


Virginia                                                     54-1867395
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                                Simba Group, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                                     55-0753900
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

2708 Cranberry Square
Morgantown, West Virginia                                    26508
(Address of principal executive offices)                     (Zip code)


                            Marine Coal Sales Company
               (Exact name of obligor as specified in its charter)

Delaware                                                     13-3307813
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

645 West Carmel Drive
Carmel, Indiana                                              46032
(Address of principal executive offices)                     (Zip code)


                      14.25% Second Priority Senior Secured
                   Notes due 2007 (PIK through April 1, 2000)
                       (Title of the indenture securities)

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


              Name                                Address
              ----                                -------
         Superintendent of Banks of          2 Rector Street, New York,
         the State of New York               N.Y. 10006, and Albany, N.Y. 12203

         Federal Reserve Bank of New York    33 Liberty Plaza, New York,
                                             N.Y. 10045

         Federal Deposit Insurance           Washington, D.C. 20429
         Corporation

         New York Clearing House             New York, New York 10005
         Association

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of December, 1999.


                                        THE BANK OF NEW YORK



                                        By: /s/  MARY LAGUMINA
                                           -------------------------------
                                          Name:  MARY LAGUMINA
                                          Title: ASSISTANT VICE  PRESIDENT

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                              In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ......         $ 6,394,412
   Interest-bearing balances ...............................           3,966,749
Securities:
   Held-to-maturity securities .............................             805,227
   Available-for-sale securities ...........................           4,152,260
Federal funds sold and Securities purchased under
   agreements to resell ....................................           1,449,439
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income ......................37,900,739
   LESS: Allowance for loan and
     lease losses ...................572,761
   LESS: Allocated transfer risk
     reserve .........................11,754
   Loans and leases, net of unearned income,
     allowance, and reserve ................................          37,316,224
Trading Assets .............................................           1,646,634
Premises and fixed assets (including capitalized
   leases) .................................................             678,439
Other real estate owned ....................................              11,571
Investments in unconsolidated subsidiaries and
   associated companies ....................................             183,038
Customers' liability to this bank on acceptances
   outstanding .............................................             349,282
Intangible assets ..........................................             790,558
Other assets ...............................................           2,498,658
                                                                     -----------
Total assets ...............................................         $60,242,491
                                                                     ===========